                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                            TRINITY INDUSTRIES, INC.

                 OFFER TO EXCHANGE 6-1/2% SENIOR NOTES DUE 2014
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                FOR ALL OUTSTANDING 6-1/2% SENIOR NOTES DUE 2014
              ($300,000,000 AGGREGATE PRINCIPAL AMOUNT OUTSTANDING)

       PURSUANT TO THE EXCHANGE OFFER PROSPECTUS DATED ____________, 2004.

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON _________, 2004 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST TIME AND DATE TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                             The Exchange Agent is:
                     WELLS FARGO BANK, NATIONAL ASSOCIATION

By Registered or Certified Mail:       By Hand Delivery:          By Overnight Courier:
    Wells Fargo Bank, N.A.          Wells Fargo Bank, N.A.       Wells Fargo Bank, N.A.
  Corporate Trust Operations      Corporate Trust Operations   Corporate Trust Operations
       MAC N9303-121                  Sixth and Marquette          Sixth and Marquette
       P.O. Box 1517                     MAC N9303-121                MAC N9303-121
  Minneapolis, MN 55480-1517         Minneapolis, MN 55479        Minneapolis, MN 55479

                        By Facsimile Transmission Number
                         (authorized institutions only):
                                 (612) 667-4927
                     Attention: Corporate Trust Operations

                              Confirm by Telephone:
                                 1-800-344-5128


      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      The undersigned acknowledges receipt of the Prospectus dated        , 2004
(as it may be amended from time to time, the "Prospectus") of Trinity Industries, Inc. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which, together with the Prospectus, constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 6-1/2% Senior Notes due 2014 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 principal amount of its outstanding 6-1/2% Senior Notes due 2014 (the "Original Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

      The undersigned hereby tenders to the Company the Original Notes described in the box entitled "Description of Original Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Original Notes and the undersigned represents that it has received from each beneficial owner of Original Notes ("Beneficial Owners") a duly completed and executed form of "Instructions from Beneficial Owner to Registered Holders and Depository Trust Company Participants" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

      This Letter of Transmittal is to be used only by a holder of Original Notes (i) if certificates representing Original Notes are to be forwarded herewith or (ii) if delivery of Original Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Depositary"), pursuant to the procedures set forth in the section of the Prospectus entitled "The exchange offer -- Procedures for tendering original notes." If delivery of the Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, tenders of the Original Notes may be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program ("ATOP"). In such case, an agent's message may be delivered in lieu of this Letter of Transmittal. An agent's message is a message, transmitted to the Exchange Agent's account at the Depositary and received by the Exchange Agent and forming part of the book-entry confirmation, which states that such participant has received and agrees to be bound by the Letter of Transmittal and the Company may enforce this Letter of Transmittal against such participant.

      The undersigned hereby represents and warrants that the information set forth in the box entitled "Beneficial Owner(s)" is true and correct.

      Any Beneficial Owner whose Original Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Original Notes promptly and instruct such registered holder of Original Notes to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such Beneficial Owner's name or obtain a properly completed bond power from the registered holder of Original Notes. The transfer of record ownership may take considerable time and may not be completed prior to the Expiration Date.

      In order to properly complete this Letter of Transmittal, a holder of Original Notes must (i) complete the box entitled "Description of Original Notes," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions, Special Delivery Instructions and Beneficial Owner(s), (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (iv) complete the Substitute Form W-9. Each holder of Original Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

      Holders of Original Notes who desire to tender their Original Notes for exchange and (i) whose Original Notes are not immediately available, (ii) who cannot deliver their Original Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The exchange offer -- Guaranteed delivery procedures." See Instruction 2 of the Instructions beginning on page 9 hereof.

      Holders of Original Notes who wish to tender their Original Notes for exchange must, at a minimum, complete columns (1), (2), if applicable (see footnote 1 below), and (3) in the box below entitled "Description of Original Notes" and sign the box on page 8 under the words "Sign Here." If only those columns are completed, such holder of Original Notes will have tendered for exchange all Original Notes listed in column (3) below. If the holder of Original Notes wishes to tender for exchange less than all of such Original Notes, column (4) must be completed in full. In such case, such holder of Original Notes should refer to Instruction 5 on page 10.

                          DESCRIPTION OF ORIGINAL NOTES

                            (1)                                      (2)                (3)                 (4)
                                                                                                      PRINCIPAL AMOUNT
                                                                                                        TENDERED FOR
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) OF ORIGINAL                                          EXCHANGE (ONLY IF
NOTE(S), EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) FOR     ORIGINAL NOTE                         DIFFERENT AMOUNT
 ORIGINAL NOTE OR AS THE NAME OF THE PARTICIPANT APPEARS ON       NUMBER(S)                           FROM COLUMN (3))
THE BOOK-ENTRY TRANSFER FACILITY'S SECURITY POSITION LISTING       (ATTACH           AGGREGATE          (MUST BE IN
                 (PLEASE FILL IN, IF BLANK)                    SIGNED LIST IF        PRINCIPAL       INTEGRAL MULTIPLES
                                                                 NECESSARY)1          AMOUNT            OF $1,000)(2)



(1) Column (2) need not be completed by holders of Original Notes tendering Original Notes for exchange by book-entry transfer. Please check the appropriate box on the next page and provide the requested information.

(2) Column (4) need not be completed by holders of Original Notes who wish to tender for exchange the principal amount of Original Notes listed in column (3). Completion of column (4) will indicate that the holder of Original Notes wishes to tender for exchange only the principal amount of Original Notes indicated in column (4).

[ ]   CHECK HERE IF ORIGINAL NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

      Name of Tendering Institution:____________________________________________
      Account Number:___________________________________________________________
      Transaction Code Number:__________________________________________________

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

      Name of Registered Holder of Original Note(s):____________________________ Date of Execution of Notice of Guaranteed Delivery:_______________________ Window Ticket Number (if available):______________________________________
      Name of Institution which Guaranteed Delivery:____________________________ Account Number (if delivered by book-entry transfer):_____________________

                   ATTENTION BROKER-DEALERS: IMPORTANT NOTICE
              CONCERNING YOUR ABILITY TO RESELL THE EXCHANGE NOTES

IF THE COMPANY OR THE EXCHANGE AGENT DOES NOT RECEIVE ANY LETTERS OF TRANSMITTAL FROM BROKER-DEALERS REQUESTING ADDITIONAL COPIES OF THE PROSPECTUS FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES, THE COMPANY INTENDS TO TERMINATE THE EFFECTIVENESS OF THE REGISTRATION STATEMENT AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OR TERMINATION OF THE EXCHANGE OFFER. IF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED, YOU WILL NOT BE ABLE TO USE THIS PROSPECTUS IN CONNECTION WITH RESALES OF EXCHANGE NOTES AFTER SUCH TIME.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF EXCHANGE NOTES:

      Name:_____________________________________________________________________

      Address:__________________________________________________________________

      Telephone No. (     )

      If you requested additional copies of the prospectus, YOU MUST MAIL OR SEND A PHOTOCOPY OF THIS PAGE to:

      By Mail:                                   By Facsimile:
      Trinity Industries, Inc.           or      (214) 589-8824
      2525 Stemmons Freeway                      Attn: Michael G. Fortado, Esq.
      Dallas, Texas 75207-2401                   Vice President and Secretary
      Attn: Michael G. Fortado, Esq.
            Vice President and Secretary

DO NOT SEND THE LETTER OF TRANSMITTAL TO THE ABOVE ADDRESS AS IT WILL NOT CONSTITUTE A VALID TENDER OF ORIGINAL NOTES UNDER THE TERMS OF THE EXCHANGE OFFER. CONSULT THE PROSPECTUS FOR PROPER DELIVERY PROCEDURES.

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

      To be completed ONLY (i) if the Exchange Notes issued in exchange for Original Notes (or if certificates for Original Notes not tendered for exchange for Exchange Notes) are to be issued in the name of someone other than the undersigned or (ii) if Original Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary.

Issue to:

Name____________________________________________________________________________
                                 (Please Print)

Address_________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________
                   (Tax Identification or Social Security No.)

      Credit Original Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:

________________________________________________________________________________
                                (Account Number)


                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)


      To be completed ONLY if the Exchange Notes issued in exchange for Original Notes (or if certificates for Original Notes not tendered for exchange for Exchange Notes) are to be mailed or delivered (i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned's signature.

Mail or deliver to:

Name____________________________________________________________________________
                                 (Please Print)

Address_________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________
                   (Tax Identification or Social Security No.)


                               BENEFICIAL OWNER(S)

   STATE OF PRINCIPAL RESIDENCE OF          PRINCIPAL AMOUNT OF ORIGINAL NOTES
EACH BENEFICIAL OWNER OF ORIGINAL NOTES  HELD FOR ACCOUNT OF BENEFICIAL OWNER(S)
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

      If delivery of Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, then tenders of Original Notes may be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The exchange offer -- Book-entry procedures for the global notes."

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Pursuant to the offer by Trinity Industries, Inc. (the "Company") upon the
terms and subject to the conditions set forth in the Prospectus dated          ,
2004 (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which, together with the Prospectus, constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 6-1/2% Senior Notes due 2014 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 principal amount of its outstanding 6-1/2% Senior Notes due 2014 (the "Original Notes"), the undersigned hereby tenders to the Company for exchange the Original Notes indicated above.

      By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Original Notes tendered for exchange herewith, the undersigned (i) acknowledges and agrees that the Company has fully performed all of its obligations under that certain Registration Rights Agreement dated as of March 10, 2004, among the Company and the initial purchasers party thereto,
(ii) will have irrevocably sold, assigned and transferred to the Company, all right, title and interest in, to and under all of the Original Notes tendered for exchange hereby, and (iii) hereby appoints Wells Fargo Bank, National Association (the "Exchange Agent") as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Original Notes with respect to such Original Notes, with full power of substitution, to (x) deliver certificates representing such Original Notes, or transfer ownership of such Original Notes on the account books maintained by The Depository Trust Company (the "Depositary") (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (y) present and deliver such Original Notes for transfer on the books of the Company, and (z) receive all benefits and otherwise exercise all rights and incidents of ownership with respect to such Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted to the Exchange Agent in this paragraph shall be deemed to be irrevocable and coupled with an interest.

      The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes, and (ii) when such Original Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered for exchange hereby.

      The undersigned hereby further represents to the Company that (i) the Exchange Notes to be acquired pursuant to the Exchange Offer will be acquired in the ordinary course of business of the person acquiring the Exchange Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any person receiving any Exchange Notes directly or indirectly from the undersigned pursuant to the Exchange Offer (if not a broker-dealer referred to in the last sentence of this paragraph) is engaging or intends to engage in the distribution of the Exchange Notes and none of them have any arrangement or understanding with any person to participate in the distribution of the Exchange Notes, (iii) the undersigned and each person receiving any Exchange Notes directly or indirectly from the undersigned pursuant to the Exchange Offer acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes (x) must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with a secondary resale transaction of the Exchange Notes acquired by such person and (y) cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") set forth in the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988) or similar letters, (iv) the undersigned and each person receiving any Exchange Notes directly or indirectly from the undersigned pursuant to the Exchange Offer understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the Commission and (v) neither the undersigned nor any person receiving any Exchange Notes directly or indirectly from the undersigned pursuant to the Exchange Offer is an "affiliate" of the Company, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes received in respect of such Original Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      The undersigned acknowledges that, (i) for purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Original Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent and (ii) any Original Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

      The undersigned acknowledges that the Company's acceptance of Original Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The exchange offer" and in the instructions hereto will constitute a binding agreement among the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

      Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Original Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Original Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that either "Special Issuance Instructions" or "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange in the name(s) of, and return any Original Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Original Notes from the name of the holder of Original Note(s) thereof if the Company does not accept for exchange any of the Original Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Original Note(s).

      In order to validly tender Original Notes for exchange, holders of Original Notes must complete, execute and deliver this Letter of Transmittal.

      Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Original Notes is irrevocable.

                                    SIGN HERE

________________________________________________________________________________
                           (SIGNATURE(S) OF OWNER(S))

Date:                      , 2004

      MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF ORIGINAL NOTES EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) REPRESENTING THE ORIGINAL NOTES OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED ORIGINAL NOTE HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION. (SEE INSTRUCTION 6).

Name(s):________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (Full title):__________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


Address:________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                               (INCLUDE ZIP CODE)


Area Code and Telephone No:_____________________________________________________

Tax Identification or Social Security Nos:______________________________________
                                           PLEASE COMPLETE SUBSTITUTE FORM W-9


                            GUARANTEE OF SIGNATURE(S)
         (SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

Authorized Signature:___________________________________________________________

Dated:__________________________________________________________________________

Name and Title:_________________________________________________________________
                                 (PLEASE PRINT)

Name of Firm:___________________________________________________________________

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

            a.    The Securities Transfer Agents Medallion Program (STAMP)

            b.    The New York Stock Exchange Medallion Signature Program (MSP)

            c.    The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Original Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

      2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND ORIGINAL NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by holders of Original Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the sections of the Prospectus entitled "The exchange offer - - Book-entry procedures for the global notes" and "The exchange offer -- Guaranteed delivery procedures." Certificates for all physically tendered Original Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date. Holders of Original Notes who elect to tender Original Notes and (i) whose Original Notes are not immediately available, (ii) who cannot deliver the Letter of Transmittal, Original Notes or other required documents to the Exchange Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if: (a) such tender is made by or through an Eligible Institution, (b) prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Original Notes, the certificate number(s) of such Original Notes and the principal amount of Original Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or a manually executed facsimile thereof), properly completed and duly executed, the certificates representing such Original Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent, and (c) a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) with certificates for all tendered Original Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

      THE METHOD OF DELIVERY OF ORIGINAL NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER OF ORIGINAL NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY ORIGINAL NOTES SHOULD BE SENT TO THE COMPANY.

      No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Original Notes for exchange.

      3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Original Notes" above is inadequate, the certificate numbers and principal amounts of the Original Notes being tendered should be listed on a separate signed schedule affixed hereto.

      4. WITHDRAWALS. A tender of Original Notes may be withdrawn at any time prior to the Expiration Date by delivery of a written or an ATOP electronic transmission notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Original Notes must (i) specify the name of the person who tendered the Original Notes to be withdrawn (the "Depositor"), (ii) identify the Original Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Original Notes), (iii) be signed by the holder of Original Notes in the same manner as the original signature on the Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee under the Indenture register the transfer of such Original Notes into the name of the person withdrawing the tender, (iv) specify the name in which any such Original Notes are to be registered, if different from that of the Depositor, and (v) be received by the Exchange Agent prior to the Expiration Date. Withdrawals of tenders of Original Notes may not be rescinded, and any Original Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Properly withdrawn Original Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The exchange offer -- Procedures for tendering original notes" at any time prior to the Expiration Date.

      5. PARTIAL TENDERS. (Not applicable to holders of Original Notes who tender Original Notes by book-entry transfer). Tenders of Original Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Original Notes, fill in the principal amount of Original Notes which are tendered for exchange in column (4) of the box entitled "Description of Original Notes" on page 3, as more fully described in the footnotes thereto. In case of a partial tender for exchange, new certificate(s), in fully registered form, for the remainder of the principal amount of the Original Notes, will be sent to the holders of Original Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

      6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

            (a) The signature(s) of the holder of Original Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Original Notes without alteration, enlargement or any change whatsoever.

            (b) If tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

            (c) If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations.

            (d) When this Letter of Transmittal is signed by the holder of the Original Notes listed and transmitted hereby, no endorsements of Original Notes or separate powers of attorney are required. If, however, Original Notes not tendered or not accepted are to be issued or returned in the name of a person other than the holder of Original Notes, then the Original Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Original Notes appear(s) on the Original Notes. Signatures on such Original Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

            (e) If this Letter of Transmittal or Original Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of each such person's authority to so act must be submitted.

            (f) If this Letter of Transmittal is signed by a person other than the registered holder of Original Notes listed, the Original Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Original Notes appear(s) on the certificates. Signatures on such Original Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

      7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Original Notes pursuant to the Exchange Offer. If issuance of Exchange Notes is to be made to, or Original Notes not tendered for exchange are to be issued or returned in the name of, any person other than the registered holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, and satisfactory evidence of payment of such taxes or exemptions from taxes therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of any such transfer will be imposed on and payable by the tendering holder of Original Notes prior to the issuance of the Exchange Notes.

      8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the Exchange Notes, or if any Original Notes not tendered for exchange, are to be issued or sent to someone other than the holder of Original Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Original Notes tendering Original Notes by book-entry transfer may request that Original Notes not accepted be credited to such account maintained at the Depositary as such holder of Original Notes may designate.

      9. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Original Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Original Notes that are not in proper form, or the acceptance of which may, in the opinion of the Company (or its counsel), be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Original Notes. The Company's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Original Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Original Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

      10. WAIVER OF CONDITION. The Company reserves the absolute right to waive, amend or modify any of the specified conditions described under "The exchange offer -- Terms of the exchange offer; Period for tendering original notes" in the Prospectus in the case of any Original Notes tendered (except as otherwise provided in the Prospectus).

      11. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES. If a holder of Original Notes desires to tender Original Notes pursuant to the Exchange Offer, but any of such Original Notes has been mutilated, lost, stolen or destroyed, such holder of Original Notes should contact the Exchange Agent at the address set forth on the cover of this Letter of Transmittal for further instructions.

      12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

      Under current federal income tax law, a holder of Original Notes whose tendered Original Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payor), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the holder is a U.S. person, that the TIN provided on Substitute Form W-9 is correct (or that such holder of Original Notes is awaiting a TIN) and that (A) the holder of Original Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Original Notes that he or she is no longer subject to backup withholding, or (ii) an adequate basis for exemption from backup withholding. If such holder of Original Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct TIN, the holder of Original Notes may be subject to certain penalties imposed by the Internal Revenue Service.

      Certain holders of Original Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements with respect to interest payments. Exempt holders of Original Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable, (the terms of which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

      If backup withholding applies, the Company is required to withhold 28% of any payment made to the holder of Original Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

      The holder of Original Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Original Notes. If the Original Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

              PAYER'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION

SUBSTITUTE

FORM W-9

PART 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

                           --------------------------
                             Social Security Number

                                       or

                           --------------------------
                         Employer Identification Number

DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NO. ("TIN")

PART 2 - CERTIFICATION - Under Penalties of Perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

(3)   I am a U.S. person.

PART 3 -

Awaiting TIN                       [ ]

CERTIFICATE INSTRUCTIONS -

You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE_________________________________________________  DATE:_______________

NAME____________________________________________________________________________

ADDRESS_________________________________________________________________________

CITY________________________  STATE_____________  ZIP CODE______________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX IN
            PART 3 OF SUBSTITUTE FORM W-9.


              PAYER'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number with sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature:__________________________________________  Date:_____________________

      FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT 1-800-344-5128 OR BY FACSIMILE AT (612) 667-4927.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


FOR THIS TYPE OF ACCOUNT:                                  GIVE THE SOCIAL SECURITY NUMBER OF:
-------------------------                                  -----------------------------------
1.   An individual's account                               The individual

2.   Two or more individuals (joint account)               The actual owner of the account or, if combined funds,
                                                           any one of the individuals(1)

3.   Husband and wife (joint account)                      The actual owner of the account or, if joint funds,
                                                           either person(1)

4.   Custodian account of a minor (Uniform Gift to         The minor(2)
     Minors Act)

5.   Adult and minor (joint account)                       The adult or, if the minor is the only contributor, the
                                                           minor(1)

6.   Account in the name of guardian or committee          The ward, minor, or incompetent person(3)
     for a designated ward, minor, or incompetent
     person

7.   a.  The usual revocable savings trust account         The grantor- trustee(1)
         (grantor is also trustee)

     b.  So-called trust account that is not a legal       The actual owner(1)
         or valid trust under State law

8.   Sole proprietorship account                           The owner(4)


FOR THIS TYPE OF ACCOUNT:                                  GIVE THE EMPLOYER IDENTIFICATION NUMBER OF:
-------------------------                                  -------------------------------------------
9.   A valid trust, estate, or pension trust               The legal entity (Do not furnish the identifying number
                                                           of the personal representative or trustee unless the
                                                           legal entity itself is not designated in the account
                                                           title.)(5)

10.  Corporate account                                     The corporation

11.  Religious, charitable, or educational                 The organization
     organization account

12.  Partnership account held in the name of the           The partnership
     business

13.  Association, club, or other tax-exempt                The organization
     organization

14.  A broker or registered nominee                        The broker or nominee

15.  Account with the Department of Agriculture in         The public entity
     the name of a public entity (such as a State or
     local government, school, district, or prison)
     that receives agricultural program payments

(1)   List first and circle the name of the person whose number you furnish.

(2)   Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4)   Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER.

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING.

Payees specifically exempted from backup withholding on ALL payments include the following:

      -     A corporation.

      -     A financial institution.

      - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(6)(7).

      -     The United States or any agency or instrumentality thereof.

      - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

      - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

      - An international organization or any agency, or instrumentality thereof.

      - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

      -     A real estate investment trust.

      -     A common trust fund operated by a bank under section 584(a).

      - An exempt charitable remainder trust under section 664, or a non-exempt trust described in section 4947.

      - An entity registered at all times under the Investment Company Act of 1940.

      -     A foreign central bank of issue.

      - A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

      -     Payments to nonresident aliens subject to withholding under section
            1441.

      - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

      - Payments of patronage dividends where the amount received is not paid in money.

      -     Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

      -     Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

      - Payments of tax-exempt interest (including exempt-in-interest dividends under section 852).

      -     Payments described in section 6049(b)(5) to non-resident aliens.

      -     Payments on tax-free covenant bonds under section 1451.

      -     Payments made by certain foreign organizations.

      -     Mortgage interest paid to the payer.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

      Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details see section 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N and their regulations.

PRIVACY ACT NOTICE. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of your return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES.

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                   FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE